                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                             1995 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


         1.       Purpose of Plan

                  The purpose of the 1995 Stock Option Plan for Non-Employee Directors (the "Plan") contained herein is to enhance the ability of American Business Financial Services, Inc. and its current and future subsidiaries (collectively the "Companies") to attract, retain and motivate members of their respective Boards of Directors and to provide additional incentive to members of their respective Boards of Directors by encouraging them to invest in shares of American Business Financial Services, Inc. (the "Company") common stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Companies' continued success and progress, to the mutual benefit of directors, employees and stockholders.

         2.       Aggregate Number of Shares

                  135,000 shares of the Company's common stock, par value $.001 per share ("Common Stock"), shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split (other than the 3 for 2 stock split effective October 1, 1995 for which no adjustment shall be made), combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

         3.       Participation

                  Any director of the Companies who is not also an employee of the Companies is eligible to participate in the Plan and may be selected by the Board of Directors to receive awards under the Plan. In addition, each person who is, as of October 1, 1995, a director of the Company and is not as of such date an employee of the Company or any subsidiary corporation, shall, as of October 1, 1995, automatically be granted an option to purchase 22,500 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof, but not for the 3 for 2 stock split effective October 1, 1995). Each person who (a) is not a director of the Company or any subsidiary corporation as of October 1, 1995, and
(b) is not an employee of the Company or any subsidiary corporation and who after October 1, 1995 is first elected or appointed as a director of the Company or any subsidiary corporation shall, as of the date of such election or appointment, automatically be granted an option to purchase 22,500 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof), subject, however, to the provisions of
Section 6 hereof.

         4.       Administration of Plan

                  This Plan shall be administered by the Board of Directors of the Company. The Board of Directors shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and the price at which each of the options is exercisable and the duration of the option. The Board of Directors of the Company shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Board of Directors of the Company shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Board of Directors of the Company on a particular matter shall constitute the act of the Board of Directors of the Company on such matter. The Board of Directors of the Company shall have the exclusive right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of this Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Board of Directors of the Company shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Board of Directors, or for the acts or omissions of any other members of the Board of Directors.

         5.       Non-Qualified Stock Options, Option Price and Term

                  (a) Options issued pursuant to this Plan shall be non-qualified stock options. A non-qualified stock option is an option which does not satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The option price for the non-qualified stock options issued under this Plan shall be equal to the fair market value, as determined by the Board of Directors of the Company, of the Company's Common Stock on the date of the grant of the option, except that options issued as of October 1, 1995 shall have an exercise price equal to the higher of (i) the fair market value at October 1, 1995 or (ii) the price at which the Company's Common Stock is, to the knowledge of the Company, first traded within six months after October 1, 1995. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or Small Cap NASDAQ, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or Small Cap NASDAQ, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Board of Directors.

                  (b) Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I, or with respect to options awarded after October 1, 1995, Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Options shall expire ten years after the date they are granted, unless terminated earlier as provided herein.

         6.       Expiration, Amendment, Supplement Suspension and Termination

                  Options shall not be granted pursuant to this Plan after the expiration of eight years from and after the date this Plan is approved by the stockholders of the Company. The Board of Directors of the Company reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors of the Company; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. Notwithstanding the foregoing, if Rule 16b-3 of the Securities Exchange Act of 1934 is applicable to the Company, the Plan provisions specified in Rule 16b-3(c)(2)(ii)(A) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule may not be amended or supplemented more than once every six months, except as permitted by Rule 16b-3(c)(2)(ii)(B). If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments (whether or not relating to the same provision or subject matter), supplements, suspensions or terminations to be similarly submitted for stockholder approval.

         7.       Effectiveness of Plan

                  This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner described in Rule 16b-3(b) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule.

         8.       General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director the right to continue as a director of any of the Companies or interfere in any way with the rights of the Companies to terminate him as a director.

                  (b) Corporate action constituting an offer of stock for sale to any director under the terms of the options to be granted hereunder shall be deemed complete as of October 1, 1995, or as of the automatic grant date hereunder after October 1, 1995, regardless of when the option is actually delivered to the non-employee director or acknowledged or agreed to by him.

                  (c) The use of the masculine pronoun shall include the feminine gender whenever appropriate.